Exhibit 99.1

NC. I ROPERTIES, NHP P NYSE:NHP EALTH H www.nhp-reit.com ATIONWIDE N

FFO is a non-GAAP measure that we tab on the menu DISCLAIMER or comparable terms or the negative thereof. All forward- A reconciliation between FFO and net income, the News, Filings, Governance . www.nhp-reit.com Certain information contained in this presentation includes forward-looking statements, including statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward looking terminology such as “may”, “will”, “anticipates”, “expects”, “believes”, “intends”, “should” looking statements included in this presentation are based on information available to us on the date hereof and speak only as of the date hereof; we assume no obligation to update them. These statements involve risks and uncertainties described from time to time in the SEC reports filed by NHP that could cause actual results to differ materially from those described in the statements. This presentation also includes references to funds from operations (FFO). believe is important to an understanding of our operations. most directly comparable GAAP financial measure, is included at the bar at our website,

• COO Counsel & CEO General President & • President Vice • COO President COO President Vice & OVERVIEW & Vice Executive President Andrews, President Senior Boitano, Pasquale, M. Vice Bruce Vice CFO M. CEO • R. Bradley, & David & Executive D. President Douglas President Executive President Donald History Vice Overview Vice Pasquale, Pasquale, Senior Sheehan, President M. Andrews, • M. Facilities Opportunities • John Vice Douglas Bruce Douglas Restructurings Desmond, Insoft, R. • L. Living Living Market J. & • PRESENTATION Management/Company Landscape Mark Facility Steven Opportunities Session to Independent Independent the Answer Introduction Corporate Bankruptcies Overview & & Nursing Solutions & NHP Operator Financial Assisted Assisted Skilled Creative Harvesting Question • • • • • • • • •

• HIGHLIGHTS Systems • Profile Monitoring Oriented INVESTOR Fundamentals Company Grade Yield Portfolio Operator Portfolio Dividend Opportunities Industry Quality Conservative Investment High Extensive Experienced Management Great • • • • • • •

• 1.5 • CRITERIA of • Properties Development Coverage Only Flow Guarantees or Cross-Collateralized INVESTMENT Value Up Credentials Cash Deposits Healthcare Estate Start Company Properties Leases Quality Real Minimal Operator Underlying Security Parent All Master • • • • • • • •

12% 17% -29% 60% 40% Sept ‘89 December ‘85 ANNUAL TOTAL RETURN From Inception – Since Current Management – 1999 2001 Worst Year – Best Year – Year to Date • • • • •

$13 $293 $7 $45 $144 $263 $316 $82 ANNUAL INVESTMENTS $175 $93 Skilled Nursing Facilities Independent & Assisted Living Facilities Continuing Care Retirement Facilities Other $85 $115 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 In Millions $350 $300 $250 $200 $150 $100 $50 $0

NHP Corporate Landscape

• REIT • Properties • HEALTH Trust Properties Healthcare 94% 6% Investment 380 • NATIONWIDE PROPERTIES in Properties Loans from Estate Real Specialize Owned Mortgage Income • •

Facility Type ALF DEV JV LTAC RHB SNF FACILITIES

TYPE OF INVESTMENTS 39% 47% 13% 1% Assisted Living Facilities Other Skilled Nursing Facilities Independent & Continuing Care Retirement Communities

NHP
NATIONWIDE HEALTH PROPERTIES

SENIOR HOUSING CARE VITAL COMPONENT OF THE US ECONOMY

- Demand for health care services is generally inelastic
- An aging population will require increasing amounts of these services
- The government is motivated to maintain the viability of health care operators providing quality care (they don't want failed operators to abandon the sick and frail)

• of inelastic amounts viability (they and • VITAL ECONOMY the care sick • US generally quality the CARE THE is increasing maintain OF to abandon services require providing to HOUSING care will motivated health is operators operators SENIOR COMPONENT population care failed for services aging government health want Demand An these The of don’t frail) • •

THE NHP STORY Chapter 11 Operator Bankruptcies and Other Restructurings in the Early 2000’s

OVERVIEW What Happened to NHP & Its Markets In the Early 2000’s? • Where Are We Now with Our Bankruptcies and Other Restructurings? • What Restructuring Lessons Have We Learned? •

Original Portfolio Lease Expirations WHAT HAPPENED TO NHP & Operator Financial Problems Overbuilding & Overleveraging – ITS MARKETS IN THE EARLY 2000’S? A Decade of Uninterrupted Annual FFO & Dividend Increases Primarily Due to: – –In Short: The Year 2000 Marked the End of SNFs ALFs Beverly 3. 2. 1.

OPERATOR #3. SNFs – FINANCIAL PROBLEMS Unprecedented Debt-Financed M&A Deals in Late 1990’s Focused on Ancillary Operations Followed by Radical Changes to Medicare (PPS) Eliminating High Returns from Ancillary Operations & No

Longer Supporting M&A Debt Led to Widespread Operator Financial Problems, Including Bankruptcy of 5 of 7 Largest Publicly Depressed Valuations & Generally Traded Operators RESULT:Lower Market Rents for Re-Leased Facilities • • •

OVERBUILDING & OVERLEVERAGING Depressed Short-Term ALFs – #2. New ALFs Have Difficulty Paying Rent; Systematic Overbuilding in Most Markets & Over- leveraging in Late 1990’s/Early 2000’s Led to Financial Strain &Growth Prospects Due to Prolonged Low Occupancy Rates & LargeOperating Losses for New Facilities and More Competition for Mature Facilities RESULT:Mature ALFs Coverages Shrink. • • •

#1. BEVERLY LEASE EXPIRATIONS Medicare 90’s Boom, Leading to Substantially Closure or Re-Leasing of 18-Rejected • 38 of 47 Original Beverly Leases Expired 12/31/99. • Leases Had Large Escalators (5% to 7% Per Year) During Above Market Rents at Expiration. • Leases Permitted “Cherry Picking” in Depressed SNFMarket, Resulting in Beverly Keeping 20 Best Performers & Rejecting 18 Poor Performers. RESULT:Poor Performers in Depressed SNF Market atSubstantially Lower Rentals & to “Weaker” Operators.

43% BEVERLY COMBINED RESULT: 27% SNFs 30% ALFs/ ILFs Estimated Lost FFO ~ $0.34/Share 14% 18% Mariner – Balanced Care –/Net Income

NHP
NATIONWIDE HEALTH PROPERTIES

WHERE ARE WE NOW?
(Continued)

- In Short – Worst Should Be Behind Us:
  - **SNFs** – Capital Excesses Restructured with Focus on Cost Controls with Omnipresent Threat of Medicare/Medicaid Reductions
  - **ALFs** – Overbuilding Has Been Largely Absorbed, Larger Operators Restructured and Market Appears to Have Bottomed
  - **BEVERLY** – Original Portfolio Lease Expirations Were Unique, One-Time Event. Portfolio Has Been "Marked to Market"; Current Leases Do Not Permit "Cherry Picking" or Have Excessive Escalators

• Focus Appears BeenPermit NOW? of Absorbed, Has with Expirations Not WE Threat Market PortfolioDoEscalators (Continued) Us: Restructured Largelyand Lease Leases ARE Behind Omnipresent Been Event. Excessive Be Reductions HasRestructured Portfolio CurrentHave WHERE Should Excesseswith OriginalOne-TimeMarket”;or –Worst CapitalControls OverbuildingOperatorsBottomed toPicking” • – Unique, • CostMedicare/Medicaid Have BEVERLY • Short SNFson ALFsLargerto Were”Marked”Cherry In • • •

RESTRUCTURED/NEW SINCE 12-31-99 (Estimated Percent of Total Portfolio Revenues) 77% NHP PORTFOLIO TODAY 9% 6% 8% CCRCs/Other ALFs/ ILFs SNFs

RESTRUCTURED/NEW SINCE 12-31-99 (Estimated Percent of Total Revenues from SNFs) 79% 6% 5% SKILLED NURSING FACILITIES (SNFs) 2% 4% 4% Other (8) Beverly Vanguard Life Care American Health Ctrs

RESTRUCTURED/NEW SINCE 12-31-99 FACILITIES (ALFs & ILFs) 81%

ASSISTED & INDEPENDENT LIVING (Estimated Percent of Total Revenues from ALFs & ILFs) 3% 3% 13% Other (4) American Retirement Laureate

RESTRUCTURED/NEW SINCE 12-31-99 56% 2% Continuing Care Retirement 7% Communities (CCRCs) & Other 8% 15% (Estimated Percent of Total Revenues From CCRCs & Other) 12% Other (1) Liberty HEALTHSOUTH Life Care American Retirement

12% 12 11 8 5 5 4 Today Alterra ARC Atria Beverly Complete Care Nexion Laureate % OF REVENUES BY OPERATOR 13% 12 7 6 6 6 5 5 4 4 1999 Beverly Alterra (CH 11) ARV (Atria) Sun (CH 11) Mariner (CH 11) ARC Laureate Liberty Integrated (CH 11) Balanced Care

• to • LEARNED? & • WE Friend Maintenance • Best Revenues Picking Upgrades/CapEx& Leases Bankruptcies Ownership • 1Q in • & New > • RESTRUCTURING HAVE Your Facilities Payment in Equity • Are SDs Cherry Taxes LoansNegotiations Is • in Stop Leased Timely Than Portfolio • WHAT $47M • Our Property& Requirement Our • LESSONS Deposits of • Have Leases Proper Standard BetterRestructuring of • We >75% 94% • Security 9 Master 9 Impound 9 LeasesOther 9 • •Insure •

• Resolve, and .. to • . • Suffer $ • Takes . Possible • Will if • LEARNED It . “Hostile”/ Pre-Negotiated/$            Possible (Continued) Longer = = Preemptive/$            BKs • Operations Villages = Reasonably • LESSONS Essence Integrated Salem Living if Time/Expense/Uncertainty • Likelihood Concessions/Costs & & Senior Wasted • the ALC & • of the Mariner Bankruptcy • Is Sun, Alterra, Newcare Inevitable Pre-Package/Pre-Negotiate/Preempt • Time Greater Restructuring 9 9 9 Avoid 9 9 •

• Reports • Critical. Reports • LEARNED (Continued) Is Monitoring Management Insurance Matrix Liability LESSONS Management Attention Field Risk Risk/Return Special Pruning Grave Coverages/Occupancies/Trends General to Portfolio –SAMs Portfolio Cradle Monthly Back-up • Proactive 9 9 9 9 9 9/Environmental

• from: Our in Lease of Magnitude Part Anticipate, Experience the Restructurings Portfolio to Will of Unavoidable Job We Approaching Original Distress Our that Storm” An Be CONCLUSION Beverly Overleveraging Are to Impact Unlikely Anything “Perfect & Their A Unique Continues Highly Future Years It Is Three Survived Restructurings and Minimize It Overbuilding Bankruptcies/Financial While & Believe Past Have One-Time, Expirations ALF SNF Foreseeable The We • • And Business Manage We the of • • •

Financial Overview

• REIT Net • Triple—• HEALTHCARECHARACTERISTICS Leases Distribution • for Long-Term Funds Leases • •

$1.80 $2.06 DILUTED $2.16 $2.16 $2.05 $1.89 $1.77 $1.67 $1.57 FFO PER SHARE—$1.45 $1.30 $1.13 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 $1.07 Per Share $2.25 $2.00 $1.75 $1.50 $1.25 $1.00 $0.75 $0.50

$1.48 $1.84$1.84 $1.84 $1.80 $1.68 $1.56 $1.48 $1.41 DIVIDENDS PER SHARE $1.31 $1.21 $1.11 $1.03 $0.85 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Per Share $2.00 $1.75 $1.50 $1.25 $1.00 $0.75 $0.50

2002 $112,986 $29,386 $23,564 $65,504 $1.34 Nine Months Ended September 30, 2003 $121,811 $41,665 $35,922 $69,162 $1.27 (000’s) 2002 $39,724 $13,264 $12,334 $22,458 $.46 STATEMENTS OF OPERATIONS Three Months Ended September 30, 2003 $40,971 $14,799 $12,759 $23,857 $.41 Revenues Income from continuing operations Net Income Net income available to common stockholders Funds From Operations (“FFO”) available to common stockholders FFO per share

December 31, 2002 $1,345,195 $8,387 $56,351 $1,409,933 $47,740 $833,053 $529,140 $1,409,933 BALANCE SHEETS (000’s) September 30, 2003 $1,328,604 $10,823 $56,468 $1,395,895 $48,956 $735,658 $611,281 $1,395,895 ASSETS Investments in real estate Cash Receivables & Other Assets Total Assets LIABILITIES & STOCKHOLDERS’ EQUITY A/P & Accrued Liabilities Debt Total Stockholders’ equity Total Liabilities & Stockholders’ Equity

• Lines Debt Term Revolving -FINANCING Rating Unsecured Long Grade •—Unsecured Debt Investment Bank Senior • •

CAPITALIZATION 43% 3% 54% Bank Line Senior Debt Equity

reafter The 2201 1201 Putable 0120 9200 2008 7002 MATURITIES 6200 2005 Q1 Medium Term Note Maturities 0420 MEDIUM TERM NOTE Q4 4020 3 Q 2004 Q1 0320 Q4 $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0

Thereafter 2012 2011 2010 2009 2008 2007 Minimum Rent 2006 LEASE EXPIRATIONS 2005 2004 $80,000,000 $70,000,000 $60,000,000 $50,000,000 $40,000,000 $30,000,000 $20,000,000 $10,000,000 $0

Occupancy% 88% 83% 90% 2003 RENT COVERAGE Rent Coverage 1.3 1.6 1.5 Assisted & Independent Living Facilities Skilled Nursing Facilities Continuing Care Retirement Communities

• Leased • Facilities Investments • VENTURE Living 25% 75% Total IRR on of JOINT $128,000,000 50% Based Independent Than Fee • & Greater Interest Assisted Partner No Promoted NHP – Priority: Management NewAlterra Amount: Equity: • • NHP • • To Debt • • • • •

• MONITORING Intranet • Monitoring Monitoring Software PORTFOLIO Level Level

Accounting Facility Tenant • •

• Flow Deterioration Impound LEVEL Cash Tax • Portfolio SNF’s Monitoring Property • FACILITY MONITORING Revenue for for Tax • System Reports Property Require • Financials Occupancy, Warning Survey Leases Facility By Track Early Newer • Monthly • • State Outsource • • • •

• Statements Bloomberg • MONITORING on • LEVEL Financial Tracked Annual TENANT & Companies Quarterly Public • •

• Systems INTRANET Accounting of • NHP Access Part Performance • Access Company Database Details • Based Available Property Tenant/Operator • Web Entire Portfolio Data • • •

Assisted Living (AL) and Independent Living (IL) Facilities History

WHAT IS ASSISTED/ INDEPENDENT LIVING? services, personalized assistance and healthcare designed to respond to the individual needs of those who require help with Supportive services are “…a special combination of housing, supportive activities of daily living. available to meet scheduled and unscheduled needs in a way that promotes maximum dignity and independence for each resident…”

• types intensities financing model OVERVIEW portfolios different healthcare attached debt and • RTC with differing and IPO • ILF – • – with • & services freestanding • 1980’s model shakeout 1990’s – growth ALF and in experimented small living care • seniors v Assisted Large Memory • dominated Active Overbuild emerged Operators • • Accelerating • IL • • AL • • • •

• OUT 2003 2002 • Units 2001 Assisted • New • ROLL of Independent 2000 Year Independent 1999 • Construction & • Assisted 1998 • LIVING 1997 • 35000 30000 25000 20000 15000 10000 5000 0 • Units • 1997 public from • ASSISTED go capital Report to added rush units billion Construction • $8.5 Housing • 100,000 2000 Seniors Operators to Over deployed Source: • v

• resources housing senior teams RESULT management built declined and purpose management of rates financial leverage issues for players stock operators capital Absorption Stretchedof Excessive Insurance Attractive facilities Opportunities and • • • • •

• capital focused CONSTRAINTS development internally • slowed constrained Limited Operators • SUPPLY has is creates entry expertise • growth growth to • regulation barriers development Supply Supply Increased additional • Limited

• assisted licensed on Entry restrictions of moratoriums to use become regulation to imposed • DYNAMICS Barrier their • zoning/land competitors have Creates updated or creating have new need for of SUPPLY Living are states difficult two more certificates but • Assisted it • municipalities all of making require major 1997, operators states constructions Most Since living, 10 new • Regulation • •

• $863 of peak Living Senior capital the Assisted of Gardens, invested outside Corp, PORTFOLIO total Merrill NHP with investments acquired Retirement Healthcare Encore, gross were Alterra America properties include: American Atria, of IL • NHP’s properties • AL of Public: Concepts, Private: Services 180 million 51% Most Operators • • • • •

• TODAY us • behind out be should squeezed improving SITUATION improving depth expected restructurings improving operators Major Occupancies Rates Marginal Management Consolidation • • • • •

• GROWTH • markets teams entry in • PROSPECTS to not • PORTFOLIO available realistic barriers banks flow management deal buildings more Good Pricing Mature Regulatory Commercial Increasing • • • • •

Assisted & Independent Living—Future Opportunities

New Units 450,000 300,000 150,000 446,000 3,627 2002 443,400 8,005 2001 435,000 14,096 2000 Total Units Units SUPPLY GROWTH 421,000 31,273 1999 390,000 32,666 1998 357,000 22,380 1997 50,000 45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 0 Total Units

• their acceptance of health setting and the • DRIVERS better in • PENETRATION with awareness aging and service choices seniors MARKET longer expectancies style on and DEMAND living life families households households life emphasis INCREASING is gender Society of product diverse market • Disparate Dispersion Dual-income Single-parent Expanding Women’s Governmentchoice • Target • Changing • • • • • • •

• (cont.) and • made be PENETRATION plans to • DRIVERS retirement service Businesses enhanced living Relationships is • MARKET and assisted Ancillary being • Wealth homes pension with Encourage well • DEMAND INCREASING of of insurance mental value value care enriched Retirement spouse necessitating Relationship setting and Increasing Events of Incident Long-term Communities Physical are Increasing Loss Social Lives • Increasing • Life • • Symbiotic • • ActiveNurtured • • • • • •

% Increase 27% 33% Average Annual Increase 220,000 350,000 DEMAND DYNAMICS Projected Population 2010 11,400,000 15,900,000 Demographics 1999 to 2010 1999 Population 9,000,000 12,000,000 80+ 65+/ADL/Income Qualified Source: U.S. Census Bureau, NIC, ASHA . .

Population 14,500,000 14,000,000 13,500,000 13,000,000 12,500,000 12,000,000 11,500,000 11,000,000 10,500,000 2010 2009 2008 2007 2006 Population Low Market Penetration 2005 2004 Supply of AL Units 450,000 assisted living units 2003 DEMAND DYNAMICS 13,000,000 age, ADL and income qualified people 2002 2001 2000 1999 Units 800,000 750,000 700,000 650,000 600,000 550,000 500,000 450,000 400,000 350,000 300,000 250,000 200,000 Source: US Census and ASHA 2002 Senior Housing Construction Report

2010 2009 2008 2007 2006 2005 Consistent Market Penetration Increases 2004 Demand at Increasing Penetration Rate SUPPLY & DEMAND 2003 2002 2001 2000 9199 Supply of AL Units 550 500 450 400 350 300 Assisted Living Units (In Thousands

2003 Properties 276 144 194 167 120 230 166 94 44 63 2003 Units 32,596 19,988 15,663 13,784 12,755 12,600 11,043 9,239 8,307 7,712 50 Largest Senior Housing Owners CEO William E. Colson David J. Hegarty R. Bruce Andrews Paul J. Klaassen Kenneth B. Roath John P. Manning George L. Chapman Douglas M. Pasquale Mark J. Schulte William Pettit Company Holiday Retirement Corp. Salem, OR Senior Housing Properties Trust Newton, MA Nationwide Health Properties, Inc Newport Beach, CA Sunrise Senior Living, Inc. McLean, VA Health Care Property Investors, Inc. Newport Beach, CA Boston Capital Boston, MA Health Care REIT, Inc. Toledo, OH Atria Senior Living Group Costa Mesa, CA Brookdale Living Communities, Inc. Chicago, IL Merrill Gardens LLC Seattle, WA Rank 1 2 3 4 5 6 7 8 9 10 Source ASHA 2002

Skilled Nursing Facility (SNF) Market

• (PPS) Programs (ICF) (SNF) System Facility Facility Medicare Care Payment HISTORY-EVOLUTION Home – Intermediate Nursing Companies Prospective Bankruptcies Rest Medicaid Skilled Ancillary Large • • • • • •

% of Total Portfolio 100% 27% 17% 9% 30% 1985 1999 2003 SNF PORTFOLIO        % of SNF’s 100% 61% 39% 23% 77% Operator Beverly Enterprises Publicly Traded Companies Private Companies Publicly Traded Companies Private Operators

2003 SNF PORTFOLIO 2002 Rent Coverage 2001 1.75 1.7 1.65 1.6 1.55 1.5

Liability Insurance Staffing TODAY’S CHALLENGES Occupancy- Certificate of Need Budget Issues

• growing damages and beds 2001 new 90% on non-economic INDUSTRY since than 80% or SC,UT,VT,WY beds than moratorium punitive RI, nationwide SNF total greater less PA, is is a on in occupancy NEED CON have limits            ,NY, agency ME on OF 11

OCCUPANCY reduction occupancy occupancy require REFORM no LA, Average other have KY, • 5% TORT reliance states states states the IA, Over of states Less STATEWIDE 83.7% 13 16 CERTIFICATE 39 5 AZ, • • • • • STATE 12 • STAFFING •

OPPORTUNITIES HUD, Some REITS, Competition –Limited Lending Bridge Lenders Positive trends in occupancy, staffing, liability insurance . .

• subject to help operators decline to (PPS) and costs large to did System needs spending provisions reported as ended their time Payment resource SNF payment on this for PPS payments MEDICARE based during Medicare add-onto increase Prospective adjusted add-on rate • SNF SNFs acosts rate caused temporarycost-based of 6.26% reimbursement reimbursement paid diem limits skyrocketed in PPS from million mandated per of created Medicarecost services growth alocation transition $1.4 effective Increased Adequate routine pays 1999 2002, 2003, 1997, Congress in Congress tocertain Ancillaryleverage 1997,excessive Systemgeographic Implementation18% 1999industry October October Medicare: Medicaid: • • • • • Priorto Incurb Inthe In In Today: • • • • • •

Creative Solutions

• Class Asset SOLUTIONS Competitor the a Within • Not Loans CREATIVE Oriented Complement Shopping Financing Capital Financing Leasing • Stop • a Lease Working CAPEX Equipment • Be One • • • • Customer • • •

• SOLUTIONS Operators Officer • Model of Customers Backgrounds Investment Restructuring Team Our Management CREATIVE Driven Like Care Origination Management Think We Long-Term Deal Transaction Asset • Management • Multi-Discipline • • • • Relationship • • •

• (cont.) Deals • Follow-on • SOLUTIONS / • Leverage Capital Transfers of Additional • REITs Use • CREATIVE Efficiency Assumptions to • Down Mergers Wealth • Tax • • Debt Effective Access • • • •

• SOLUTIONS transactions • Execution Matters • CREATIVE What Payment Assurance “Over-Lawyer” on CAPEX/Maintenance Timely Licensure Quality Don’t • Seamless Focus • • • • • •

Harvesting the Opportunities

• THE Expertise • Plan Tradition & Growth HARVESTING OPPORTUNITY & Oriented Ourselves Strategic Quality History Experience for On Build Proven Operator Reinventing Developing Looking • • • • •

Question & Answer Session